UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2022

ACRES Commercial Realty Corp.

(Exact name of registrant as specified in its charter)

Maryland	1-32733	20-2287134
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

390 RXR Plaza
Uniondale, NY		11556
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 516-535-0015

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ACR	New York Stock Exchange
8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	ACRPrC	New York Stock Exchange
7.875% Series D Cumulative Redeemable Preferred Stock	ACRPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

As previously reported, on July 31, 2020, RCC Real Estate SPE Holdings LLC (“Holdings”), an indirect, wholly-owned subsidiary of ACRES Commercial Realty Corp., and RCC Real Estate SPE 9 LLC (the “Borrower”), a direct, wholly-owned subsidiary of Holdings, entered into a $250 million Loan and Servicing Agreement (“Loan and Servicing Agreement”), as amended, with Massachusetts Mutual Life Insurance Company (“MassMutual”), the other lenders party thereto (the “Lenders”), Wells Fargo Bank, National Association, as the administrative agent and collateral custodian, MassMutual, as the facility servicer, and ACRES Capital Servicing LLC, an affiliate of ACRES Capital, LLC, as the portfolio servicer. Capitalized terms used but not defined herein have the same meanings as in the Loan and Servicing Agreement, a copy of which was included as Exhibit 10.2 to our current report on Form 8-K filed on August 4, 2020 and is incorporated herein by reference.

On July 26, 2022, Holdings, the Borrower and the Lenders entered into the Fifth Amendment to Loan and Servicing Agreement (the “Amendment”) to (i) extend the Availability Period from July 31, 2022 to August 31, 2022 and (ii) amend the interest rate on the outstanding principal amount of the Advances, with respect to Advances made in connection with Eligible Portfolio Assets Transferred to any Borrower after the effective date of the Amendment to the rate per annum determined by the Initial Lender or otherwise 5.75% per annum.

The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Description
10.1

Fifth Amendment to Loan and Servicing Agreement, dated as of July 26, 2022, among RCC Real Estate SPE Holdings LLC, RCC Real Estate SPE 9 LLC, Massachusetts Mutual Life Insurance Company and Wells Fargo Bank, National Association, as the Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACRES COMMERCIAL REALTY CORP.

Date:	July 27, 2022
		By:	/s/ David J. Bryant
David J. Bryant
Chief Financial Officer